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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  May 7, 1997
                                --------------
                                Date of Report



                                HOMECORP, INC.
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            (Exact name of registrant as specified in its charter)



             DELAWARE                 0-18284                  36-3680814
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(State or other jurisdication       (Commission               (IRS Employer
of incorporaton                     File Number)              Identification
                                                                     Number)



1107 EAST STATE STREET, ROCKFORD, IL                            61104-2259
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (815) 987-2200
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ITEM 5.  OTHER EVENT

         On April 22, 1997, the Registrant issued the attached Press Release.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              1.  Press Release, dated April 22, 1997.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HOMECORP, INC.



Date:  May 7, 1997                     By:  /s/ C. Steven Sjogren
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                                       C. Steven Sjogren
                                       President and
                                       Chief Executive Officer